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                                                                  EXECUTION COPY

                          EMPLOYEE BENEFIT SERVICES AND LIABILITY AGREEMENT
                 dated as of November 1, 1995, among ITT CORPORATION, a Delaware corporation (which, together with its subsidiaries, is herein referred to as "ITT"), ITT DESTINATIONS, INC., a Nevada corporation, (which, together with its subsidiaries, is herein referred to as "ITT Destinations"), and ITT HARTFORD GROUP, INC., a Delaware corporation (which, together with its subsidiaries, is herein referred to as "ITT Hartford").

                 WHEREAS, the Board of Directors of ITT has determined that it is appropriate and desirable to distribute to the holders of shares of common stock, par value $1.00 per share, of ITT (the "ITT Common Stock") all the outstanding shares of common stock of ITT Destinations (the "ITT Destinations Common Stock") and all the outstanding shares of common stock of ITT Hartford (the "ITT Hartford Common Stock"); and

                 WHEREAS, each of ITT, ITT Destinations and ITT Hartford has determined that it is necessary and desirable to allocate and assign responsibility for certain employee benefit liabilities in respect of the activities of the businesses of such entities on the Distribution Date (as defined herein) and those liabilities in respect of other businesses and activities of ITT and its former subsidiaries and certain other matters.

                 NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, ITT, ITT Destinations and ITT Hartford agree as follows:

                 1. RETIREMENT PLANS. (a) Continuation of Retirement Plans. (i) Following the Distribution, (x) ITT Industries shall continue to sponsor the ITT Salaried Retirement Plan, which shall be renamed as the "ITT Industries Salaried Retirement Plan", (y) ITT Hartford shall continue to sponsor the ITT Hartford Retirement Plan and (z) ITT Destinations shall adopt the Sheraton Salaried Retirement Plan as the ITT Destinations Salaried Retirement Plan.

                 (ii) Amendment of Retirement Plans. Effective as of the Distribution Date, (x) ITT Industries shall cause the


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ITT Salaried Retirement Plan to be amended as provided pursuant to Section 1 of this Agreement; (y) ITT Destinations shall cause the ITT Destinations Salaried Retirement Plan to be amended as provided pursuant to Section 1 of this Agreement; and (z) ITT Hartford shall cause the ITT Hartford Retirement Plan to be amended as provided pursuant to Section 1 of this Agreement.

                 (b) Recognition of Service Rendered Prior to the Distribution Date. This paragraph (b) is intended to set forth the steps to be taken to provide for recognition of service rendered prior to the Distribution Date by ITT Employees who, immediately prior to the Distribution Date, (x) have an accrued benefit under more than one of the ITT Salaried Retirement Plan, the Sheraton Salaried Retirement Plan and the ITT Hartford Retirement Plan or (y) have an accrued benefit under any such plan and, on the Distribution Date, will be a participant in any other such plan.

                 (i) This clause (i) applies solely to ITT Employees who, immediately prior to the Distribution Date, have an accrued benefit under the ITT Salaried Retirement Plan and who, on such date, are employed by either ITT Destinations or ITT Hartford.

                 Each of the ITT Destinations Salaried Retirement Plan and the ITT Hartford Retirement Plan shall be amended to recognize all service rendered by such ITT Employees prior to the Distribution Date which is recognized as Eligibility Service (as defined in the ITT Salaried Retirement Plan, as in effect immediately prior to the Distribution Date) under the terms of the ITT Salaried Retirement Plan for purposes of determining eligibility and vesting, including, without limitation, eligibility service for purposes of determining eligibility for plan membership, preretirement survivor benefits, early retirement benefits and normal retirement benefits. Each of the ITT Destinations Salaried Retirement Plan and the ITT Hartford Retirement Plan shall further be amended to (A) recognize as service for benefit accrual purposes all service rendered by such ITT Employees prior to the Distribution Date which is recognized as Benefit Service (as defined in the ITT Salaried Retirement Plan, as in effect immediately prior to the Distribution Date) under the terms of the ITT Salaried Retirement Plan and (B) provide for an offset of any benefit payable with respect to service recognized under the ITT Salaried Retirement Plan or any other defined benefit


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retirement plan maintained by ITT or its Affiliates covering the same period of service.

                 (ii) This clause (ii) applies solely to ITT Employees who, immediately prior to the Distribution Date, have an accrued benefit under the Sheraton Salaried Retirement Plan and who, on such date, are employed by either ITT Industries or ITT Hartford.

                 Each of the ITT Salaried Retirement Plan and the ITT Hartford Retirement Plan shall be amended to recognize all service rendered by such ITT Employees prior to the Distribution Date which is recognized as Eligibility Service (as defined in the Sheraton Salaried Retirement Plan, as in effect immediately prior to the Distribution Date) under the terms of the Sheraton Salaried Retirement Plan for purposes of determining eligibility and vesting, including, without limitation, eligibility service for purposes of determining eligibility for plan membership, preretirement survivor benefits, early retirement benefits and normal retirement benefits. Each of the ITT Salaried Retirement Plan and the ITT Hartford Retirement Plan shall further be amended to
(A) recognize as service for benefit accrual purposes all service rendered by such ITT Employees prior to the Distribution Date which is recognized as Benefit Service (as defined in the Sheraton Salaried Retirement Plan, as in effect immediately prior to the Distribution Date) under the terms of the Sheraton Salaried Retirement Plan and (B) provide for an offset of any benefit payable with respect to service recognized under the Sheraton Salaried Retirement Plan or any other defined benefit retirement plan maintained by ITT or its Affiliates covering the same period of service.

                 (iii) This clause (iii) applies solely to ITT Employees who, immediately prior to the Distribution Date, have an accrued benefit under the ITT Hartford Retirement Plan and who, on such date, are employed by either ITT Industries or ITT Destinations.

                 Each of the ITT Salaried Retirement Plan and the ITT Destinations Salaried Retirement Plan shall be amended to recognize all service rendered by such ITT Employees prior to the Distribution Date which is recognized as Eligibility Service (as defined in the ITT Hartford Retirement Plan, as in effect immediately prior to the Distribution Date) under the terms of the ITT Hartford Retirement Plan for purposes of determining eligibility and


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vesting, including, without limitation, eligibility service for purposes of determining eligibility for plan membership, preretirement survivor benefits, early retirement benefits and normal retirement benefits. Each of the ITT Salaried Retirement Plan and the ITT Destinations Salaried Retirement Plan shall further be amended to (A) recognize as service for benefit accrual purposes all service rendered by such ITT Employees prior to the Distribution Date which is recognized as Benefit Service (as defined in the ITT Hartford Retirement Plan, as in effect immediately prior to the Distribution Date) under the terms of the ITT Hartford Retirement Plan and (B) provide for an offset of any benefit payable with respect to service recognized under the ITT Hartford Retirement Plan or any other defined benefit retirement plan maintained by ITT or its Affiliates covering the same period of service.

                 (iv) For purposes of determining the offset to be provided pursuant to subclause (B) of each of clauses (i), (ii) and (iii) of this paragraph (b), the benefits payable under each plan shall be determined as a straight life annuity payable at normal or postponed retirement age, and the offset shall be applied to reduce the benefit payable under the appropriate plan. The offset shall be taken as of the date benefits commence under the plan against which the offset is applied, and the offset shall be computed as if the benefit being offset commenced as of the same date.

                 (c) Recognition of Service Rendered On and After the Distribution Date. This paragraph (c) is intended to set forth the steps to be taken to provide for recognition of service rendered on and after the Distribution Date by ITT Employees who, immediately prior to the Distribution Date (x) have an accrued benefit under more than one of the ITT Salaried Retirement Plan, the Sheraton Salaried Retirement Plan and the ITT Hartford Retirement Plan or (y) have an accrued benefit under any such plan and, on the Distribution Date, will be a participant in any other such plan.

                 (i) This clause (i) applies solely to ITT Employees who, on the Distribution Date, are employed by ITT Industries and have an accrued benefit under either the Sheraton Salaried Retirement Plan or the ITT Hartford Retirement Plan.

                 Subject to Section 1(e) hereof and to the extent permitted by applicable law, each of the ITT Destinations Salaried Retirement Plan and the ITT Hartford Retirement


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Plan shall be amended to recognize service rendered on and after the
Distribution Date with ITT Industries for each such ITT Employee for purposes of eligibility and vesting, including, without limitation, eligibility service for purposes of preretirement death benefits, early retirement benefits and normal retirement benefits. For purposes of the ITT Destinations Salaried Retirement Plan and the ITT Hartford Retirement Plan, the final average pay of such ITT Employees shall be determined immediately prior to the Distribution Date.

                 (ii) This clause (ii) applies solely to ITT Employees who, on the Distribution Date, are employed by ITT Destinations and have an accrued benefit under either the ITT Salaried Retirement Plan or the ITT Hartford Retirement Plan.

                 Subject to Section 1(e) hereof and to the extent permitted by applicable law, each of the ITT Salaried Retirement Plan and the ITT Hartford Retirement Plan shall be amended to recognize service rendered on and after the Distribution Date with ITT Destinations for each such ITT Employee for purposes of eligibility and vesting, including, without limitation, eligibility service for purposes of preretirement death benefits, early retirement benefits and normal retirement benefits. For purposes of the ITT Salaried Retirement Plan and the ITT Hartford Retirement Plan, the final average pay of such ITT Employees shall be determined immediately prior to the Distribution Date.

                 (iii) This clause (iii) applies solely to ITT Employees who, on the Distribution Date, are employed by ITT Hartford and have an accrued benefit under either the ITT Salaried Retirement Plan or the Sheraton Salaried Retirement Plan.

                 Subject to Section 1(e) hereof and to the extent permitted by applicable law, each of the ITT Salaried Retirement Plan and the ITT Destinations Salaried Retirement Plan shall be amended to recognize service rendered on and after the Distribution Date with ITT Hartford for each such ITT Employee for purposes of eligibility and vesting, including, without limitation, eligibility service for purposes of preretirement death benefits, early retirement benefits and normal retirement benefits. For purposes of the ITT Salaried Retirement Plan and the ITT Destinations Salaried Retirement Plan, the final average pay of such ITT


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Employees shall be determined immediately prior to the Distribution Date.

                 (d) Effect of Employment On and After the Distribution Date with ITT Industries, ITT Destinations or ITT Hartford. (i) Any ITT Employee who, on the Distribution Date, is employed by ITT Industries and for whom service rendered on and after the Distribution Date is recognized pursuant to
Section 1(c) under the ITT Destinations Salaried Retirement Plan or the ITT Hartford Retirement Plan while such person is employed with ITT Industries (including periods after re-employment following a termination of employment occurring after the Distribution Date), (I) shall not be deemed either to have terminated employment or to be in retirement status under the ITT Destinations Salaried Retirement Plan or the ITT Hartford Retirement Plan and (II) except to the extent required by law, shall not be eligible to receive payment of his or her vested benefit or retirement allowance under the ITT Destinations Salaried Retirement Plan or the ITT Hartford Retirement Plan.

                 (ii) Any ITT Employee who, on the Distribution Date, is employed by ITT Destinations and for whom service rendered on and after the Distribution Date is recognized pursuant to Section 1(c) under the ITT Salaried Retirement Plan or the ITT Hartford Retirement Plan while such person is employed with ITT Destinations (including periods after re-employment following a termination of employment occurring after the Distribution Date) (I) shall not be deemed either to have terminated employment or to be in retirement status under the ITT Salaried Retirement Plan or the ITT Hartford Retirement Plan and
(II) except to the extent required by law, shall not be eligible to receive payment of his or her vested benefit or retirement allowance under the ITT Salaried Retirement Plan or the ITT Hartford Retirement Plan.

                 (iii) Any ITT Employee who, on the Distribution Date, is employed by ITT Hartford and for whom service rendered on and after the Distribution Date is recognized pursuant to Section 1(c) under the ITT Salaried Retirement Plan or the ITT Destinations Salaried Retirement Plan while such person is employed with ITT Hartford (including periods after re-employment following a termination of employment occurring after the Distribution Date) (I) shall not be deemed either to have terminated employment or to be in retirement status under the ITT Salaried Retirement Plan or


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the ITT Destinations Salaried Retirement Plan and (II) except to the extent required by law, shall not be eligible to receive payment of his or her vested benefit or retirement allowance under the ITT Salaried Retirement Plan or the ITT Destinations Salaried Retirement Plan.

                 (e) Limited Obligation To Recognize Service Rendered On and After the Distribution Date. (i) With respect to any ITT Employee, service rendered on and after the Distribution Date that is required to be recognized by ITT Industries under the ITT Salaried Retirement Plan pursuant to Section 1(c) hereof shall be the same years and portions thereof of service recognized for similar purposes under the ITT Hartford Retirement Plan, as in effect immediately prior to the Distribution Date, with respect to ITT Hartford Employees, and under the ITT Destinations Salaried Retirement Plan, as in effect immediately prior to the Distribution Date, with respect to ITT Destinations Salaried Employees. In no event shall the ITT Salaried Retirement Plan be required to recognize any enhanced service benefits that might be provided on and after the Distribution Date under the ITT Destinations Salaried Retirement Plan or the ITT Hartford Retirement Plan.

                 (ii) With respect to any ITT Employee, service rendered on and after the Distribution Date that is required to be recognized by ITT Destinations under the ITT Destinations Salaried Retirement Plan pursuant to
Section 1(c) hereof shall be the same years and portions thereof of service recognized for similar purposes under the ITT Salaried Retirement Plan, as in effect immediately prior to the Distribution Date, with respect to ITT Industries Salaried Employees, and under the ITT Hartford Retirement Plan, as in effect immediately prior to the Distribution Date, with respect to ITT Hartford Employees. In no event shall the ITT Destinations Salaried Retirement Plan be required to recognize any enhanced service benefits that might be provided on and after the Distribution Date under the ITT Salaried Retirement Plan or the ITT Hartford Retirement Plan.

                 (iii) With respect to any ITT Employee, service rendered on and after the Distribution Date that is required to be recognized by ITT Hartford under the ITT Hartford Retirement Plan pursuant to Section 1(c) hereof shall be the same years and portions thereof of service recognized for similar purposes under the ITT Salaried Retirement Plan, as in effect immediately prior to the Distribution Date, with


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respect to ITT Industries Salaried Employees, and under the ITT Destinations
Salaried Retirement Plan, as in effect immediately prior to the Distribution Date, with respect to ITT Destinations Salaried Employees. In no event shall the ITT Hartford Retirement Plan be required to recognize any enhanced service benefits that might be provided on and after the Distribution Date under the ITT Salaried Retirement Plan or the ITT Destinations Salaried Retirement Plan.

                 (f) Plan Asset Transfers. It is intended that, at any time or from time to time following the Distribution, ITT Industries, ITT Destinations and ITT Hartford may cause to occur transfers of assets from the ITT Salaried Retirement Plan, the ITT Destinations Salaried Retirement Plan and/or the ITT Hartford Retirement Plan, to any other such plan, subject to agreement by the sponsor of the transferor plan and the sponsor of the transferee plan, with respect to benefits that have accrued as of the Distribution Date and that are attributable to a person no longer employed by the sponsor of the transferor plan or its affiliates.

                 2.       INVESTMENT AND SAVINGS PROGRAMS.

                 (a) Effective as of the Distribution Date, ITT Destinations shall adopt the ITT Destinations Savings Plan, which shall have terms similar in all material respects to the ITT Savings Plan. ITT Industries shall cause the transfer, as soon as practicable on or after the Distribution Date, of the accounts of all ITT Destinations Salaried Employees from the ITT Savings Plan to the ITT Destinations Savings Plan. Such assets will be transferred in kind to the maximum extent practicable.

                 (b) Effective as of the Distribution Date, ITT Hartford shall adopt the ITT Hartford Savings Plan, which shall have terms similar in all material respects to the ITT Savings Plan. ITT Industries shall cause the transfer, as soon as practicable on or after the Distribution Date, of the accounts of all ITT Hartford Employees from the ITT Savings Plan to the ITT Hartford Savings Plan. Such assets will be transferred in kind to the maximum extent practicable.

                 (c) With respect to any former ITT employee who is entitled to a benefit as of the Distribution Date under the ITT Destinations Salaried Retirement Plan or any other


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defined benefit retirement plan to be maintained by ITT Destinations following the Distribution or who was a participant in any such plan on such employee's last day of service with ITT, ITT Industries shall cause the account of such former employee under the ITT Savings Plan to be transferred in the manner described in Section 2(a) hereof.

                 (d) With respect to any former ITT employee entitled to a benefit as of the Distribution Date under the ITT Hartford Retirement Plan or any other defined benefit retirement plan to be maintained by ITT Hartford following the Distribution or who was a participant in any such plan on such employee's last day of service with ITT, ITT Industries shall cause the account of such former employee under the ITT Savings Plan to be transferred in the manner described in Section 2(b) hereof.

                 (e) The account of any other current or former ITT employee shall remain in the ITT Savings Plan, which shall continue to be sponsored by ITT Industries and shall be renamed as the "ITT Industries Investment and Savings Plan."

                 3. EXCESS NON-QUALIFIED SUPPLEMENTAL BENEFIT PLANS. (a) Excess Pension Plans. (i) Effective as of the Distribution Date, ITT
Industries shall continue to sponsor the ITT Excess Pension Plan and ITT Excess Pension Plan Trust. Effective as of the Distribution Date, ITT Destinations shall adopt the Sheraton Excess Pension Plan as the ITT Destinations Excess Pension Plan and shall adopt the ITT Destinations Excess Pension Plan Trust under which excess pension benefits for certain officers will be funded. Effective as of the Distribution Date, ITT Hartford shall continue to sponsor the ITT Hartford Excess Pension Plan and the ITT Hartford Excess Pension Plan Trust.

                 (ii) ITT Industries does hereby assume all liability for benefits (whether funded or unfunded) that have accrued prior to the Distribution Date under the Sheraton Excess Pension Plan and the ITT Hartford Excess Pension Plan with respect to ITT Industries Salaried Employees, except that, to the extent such benefits are funded under the ITT Hartford Excess Pension Plan Trust, ITT Industries' assumption of liability for benefits to any ITT Industries Salaried Employee shall be effective only if and to the extent that such employee waives his or her right to receive such benefits under the ITT Hartford Excess Pension Plan and ITT Hartford Excess Pension Plan Trust. ITT


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Industries and ITT Hartford shall each use its commercially reasonable efforts to obtain such waivers from ITT Industries Salaried Employees, and ITT Hartford shall notify ITT Industries upon receipt of any such waiver.

                 (iii) ITT Destinations does hereby assume all liability for benefits (whether funded or unfunded) that have accrued prior to the Distribution Date under the ITT Excess Pension Plan and the ITT Hartford Excess Pension Plan with respect to ITT Destinations Salaried Employees, except that, to the extent such benefits are funded under the ITT Excess Pension Plan Trust or the ITT Hartford Excess Plan Trust, ITT Destinations' assumption of liability for benefits to any ITT Destinations Salaried Employee shall be effective only if and to the extent that such employee waives his or her right to receive such benefits under the ITT Excess Pension Plan and ITT Excess Pension Plan Trust or the ITT Hartford Excess Pension Plan and ITT Hartford Excess Pension Plan Trust, as the case may be. ITT Industries, ITT Destinations and ITT Hartford shall each use its commercially reasonable efforts to obtain such waivers from ITT Destinations Salaried Employees, and ITT Industries and ITT Hartford shall notify ITT Destinations upon receipt of any such waiver.

                 (iv) ITT Hartford does hereby assume all liability for benefits (whether funded or unfunded) that have accrued prior to the Distribution Date under the ITT Excess Pension Plan and the Sheraton Excess Pension Plan with respect to ITT Hartford Employees, except that, to the extent such benefits are funded under the ITT Excess Pension Plan Trust, ITT Hartford's assumption of liability for benefits to any ITT Hartford Employee shall be effective only if and to the extent that such employee waives his or her right to receive such benefits under the ITT Excess Pension Plan and ITT Excess Pension Plan Trust. ITT Industries and ITT Hartford shall each use its commercially reasonable efforts to obtain such waivers from ITT Hartford Employees, and ITT Industries shall notify ITT Hartford upon receipt of any such waiver.

                 (b)      Excess Savings Plans. Effective as of the
Distribution Date, ITT Industries shall remain liable for benefits accrued under the ITT Excess Savings Plan prior to the Distribution Date with respect to ITT Industries Salaried Employees. Effective as of the Distribution Date, ITT Destinations shall adopt the ITT Destinations Excess Savings Plan, which shall be identical in all material respects to the ITT Excess Savings Plan as in effect


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immediately prior to the Distribution Date. Effective as of the Distribution
Date, ITT Hartford shall continue to sponsor the ITT Hartford Excess Savings Plan. ITT Destinations does hereby assume liability for benefits accrued prior to the Distribution Date under the ITT Excess Savings Plan with respect to ITT Destinations Salaried Employees, and ITT Hartford does hereby assume liability for benefits accrued prior to the Distribution Date under the ITT Excess Savings Plan with respect to ITT Hartford Employees.

                 (c) Guarantee. (i) ITT Destinations and ITT Hartford jointly and severally guarantee and agree, in the event ITT Industries fails to satisfy its obligations in respect of benefits that have accrued prior to the Distribution Date under the ITT Excess Pension Plan (including, without limitation, to the extent that ITT Industries has assumed any such liability pursuant to an employee's waiver of benefits under the ITT Hartford Excess Pension Plan Trust, as contemplated by Section 3(a) above) or benefits that have accrued prior to the Distribution Date under the ITT Excess Savings Plan, to make payment when due in respect of all such obligations of ITT Industries in respect of the ITT Excess Pension Plan or the ITT Excess Savings Plan, as applicable. To the extent ITT Destinations or ITT Hartford makes payment in respect of this guarantee, it will have a right of contribution from the nonpaying guarantor of 50% of the payment made.

                 (ii) ITT Industries and ITT Hartford jointly and severally guarantee and agree, in the event ITT Destinations fails to satisfy its obligations in respect of benefits under the ITT Destinations Excess Pension Plan that have accrued prior to the Distribution Date (including, without limitation, to the extent that ITT Destinations has assumed any such liability pursuant to an employee's waiver of benefits under the ITT Excess Pension Plan Trust or the ITT Hartford Excess Pension Plan Trust, as contemplated by Section 3(a) above) or benefits that have accrued prior to the Distribution Date under the ITT Destinations Excess Savings Plan with respect to ITT Destinations Salaried Employees (including, without limitation, by reason of the assumption by ITT Destinations of liability for such benefits under Section 3(b) above), to make payment when due in respect of all such obligations of ITT Destinations in respect of the ITT Destinations Excess Pension Plan or the ITT Destinations Excess Savings Plan, as applicable. To the extent ITT Industries or ITT Hartford makes payment in


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respect of this guarantee, it will have a right of contribution from the nonpaying guarantor of 50% of the payment made.

                 (iii) ITT Destinations and ITT Industries jointly and severally guarantee and agree, in the event ITT Hartford fails to satisfy its obligations in respect of benefits under the ITT Hartford Excess Plan that have accrued prior to the Distribution Date (including, without limitation, to the extent that ITT Hartford has assumed any such liability pursuant to an employee's waiver of benefits under the ITT Excess Pension Plan Trust, as contemplated by Section 3(a) above) or benefits that have accrued prior to the Distribution Date under the ITT Hartford Excess Savings Plan with respect to ITT Hartford Employees (including, without limitation, by reason of the assumption by ITT Hartford of liability for such benefits under Section 3(b) above), to make payment when due in respect of all such obligations of ITT Hartford in respect of the ITT Hartford Excess Pension Plan or the ITT Hartford Excess Savings Plan, as applicable. To the extent ITT Destinations or ITT Industries makes payment in respect of this guarantee, it will have a right of contribution from the nonpaying guarantor of 50% of the payment made.

                 (iv) This Section 3(c) is not intended to modify the allocation and assumption of liabilities in respect of the excess pension plans and excess savings plans contemplated by Section 3(a) and Section 3(b) hereof.

                 (v) It is the intention of the parties to this Agreement that the provisions of this Section 3(c) shall be enforceable by any ITT Employee or ITT retiree or their respective surviving beneficiaries.

                 4. ITT EMPLOYEE WELFARE BENEFIT PLANS. (a) Establishment of Plans. (i) Subject to Section 10(c), effective as of the Distribution Date, ITT Industries shall continue to sponsor the employee welfare benefit plans of ITT for ITT Industries Salaried Employees. Such employee welfare benefit plans shall include coverage for life insurance, disability, health, accident and post-retirement health and life insurance.

                 (ii) Subject to Section 10(c), effective as of the Distribution Date, ITT Destinations shall adopt the broad-based employee welfare benefit plans of ITT Sheraton as the ITT Destinations salaried employee welfare benefit program.


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Such employee welfare benefit plans shall include coverage for life insurance, health, accident and post-retirement health and life insurance. ITT Destinations shall also adopt a long-term disability insurance plan and an excess long-term disability plan, as provided in Section 4(d) hereof. Subject to Section 10(c), ITT Destinations shall further cause CWI, ITT Educational Services and ITT Intermedia, and use its commercially reasonable efforts to cause MSG, to continue their respective separate employee welfare benefit plans covering their respective employees.

                 (iii) Subject to Section 10(c), effective as of the Distribution Date, ITT Hartford shall continue its broad-based employee welfare benefit plans. Such employee welfare benefit plans shall include coverage for life insurance, disability, health, accident and post-retirement health and life insurance.

                 (b) Post-Retirement Benefits. (i) ITT Sheraton and ITT Hartford each maintains separate employee welfare benefit programs that include retiree medical and health benefits for certain of their respective salaried employees. ITT Destinations acknowledges that, following the Distribution, it will retain all liability with respect to such plans maintained by ITT Sheraton. ITT Hartford acknowledges that, following the Distribution, it will retain all liability with respect to such plans maintained by ITT Hartford.

                 ITT Industries shall retain all liability with respect to, and all Code Section 501(c)(9) assets attributable to, retiree life insurance and medical benefits under the ITT employee welfare benefit plans, except that (i) ITT Industries shall transfer to ITT Destinations the liability of ITT with respect to, and any assets attributable to, certain ITT Destinations Salaried Employees whose employment is transferred to ITT Destinations in connection with the Distribution, and ITT Destinations does hereby assume such liability and
(ii) ITT Industries shall transfer to ITT Hartford the liability with respect to, and assets attributable to, certain ITT Employees whose employment is transferred to ITT Hartford in connection with the Distribution, and ITT Hartford does hereby assume such liability.

                 (ii) If there is a Change in Control of ITT Industries, ITT Destinations or ITT Hartford during the ten-year period following the Distribution, then the company in


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which such Change in Control occurred shall not, during the balance of such ten-year period, reduce or eliminate health benefits in effect immediately prior to such Change in Control provided to former employees who retired from ITT or any of its Affiliates on or prior to the Distribution Date (or as set forth in the next succeeding sentence), or increase associated retiree contributions, unless the other companies consent in writing to such a reduction, elimination or cost increase; provided, however, that the company in which the Change in Control occurred may, in its sole discretion, modify such benefits in accordance with the changes contemplated in the assumptions in effect immediately prior to the Change in Control that are used to establish such company's Accumulated Postretirement Benefit Obligation (as defined in Statement of Financial Accounting Standard No. 106). Persons who are receiving severance payments in connection with the Distribution and who are or become eligible to retire on or before the end of such severance period shall be afforded the treatment of this Section 4(b)(ii).

                 (iii)    Indemnity. In the event that any of ITT
Industries, ITT Destinations or ITT Hartford is asked to consent to a reduction, elimination or cost increase with respect to retiree health benefits after a Change in Control as described in clause (ii) above, each such company shall determine whether to provide such consent in its sole and absolute discretion. Each of ITT Industries, ITT Destinations and ITT Hartford does hereby agree to indemnify any other company asked by it to provide such consent against any and all liability that might arise with respect to the granting or withholding of such consent.

                 (c) Severance. As of the Distribution Date, each of ITT Industries, ITT Destinations and ITT Hartford shall provide severance plans for all ITT Employees which are substantially equivalent to those ITT severance plans covering such employees immediately prior to the Distribution Date. Such severance plans shall be maintained without modification for a minimum of one year.

                 (d) Long-Term Disability Insurance. (i) As of the Distribution Date, ITT Destinations shall adopt a long-term disability plan, identical in all material respects to the ITT Long-Term Disability Plan, as in effect on the Distribution Date, covering eligible ITT Destinations Salaried Employees. ITT Destinations shall be allocated a proportionate share of any assets attributable thereto, including any assets (and any related liability) for incurred but unreported claims. ITT Hartford shall be allocated a proportionate share of any assets attributable thereto, including any assets (and any related liability) for incurred but unreported claims. The reasonable determination of Metropolitan Life Insurance Company with respect to the allocation of such assets among ITT Industries, ITT Destinations and ITT Hartford shall be binding on the parties hereto.

                 (ii) Effective as of the Distribution Date, ITT Destinations shall adopt an excess long-term disability plan, identical in all material respects to the ITT Excess Long-Term Disability Plan, as in effect on the Distribution Date, covering those eligible ITT Destinations employees. ITT Destinations does hereby assume all liabilities to ITT Destinations Salaried Employees under the ITT Excess Long-Term Disability Plan.

                 5. BONUS PLAN; LONG-TERM PERFORMANCE PLAN. ITT currently maintains certain bonus plans and the ITT Long-Term Performance Plan, pursuant to which certain ITT Employees employed by ITT World Headquarters might become entitled to payments after the Distribution Date with respect to their performance with ITT prior to the Distribution Date. With respect to such ITT Employees who continue in employment on the Distribution Date, ITT Industries shall remain liable for such payments, including any such payments to be made following the Distribution Date, except that any such payments deferred by any such ITT Employee pursuant to the ITT Deferred Compensation Plan shall be the liability of the company employing such ITT Employee on the Distribution Date. With respect to such ITT Employees who do not continue in employment immediately following the Distribution Date, ITT Industries shall remain liable for (i) the payments described in the first sentence of this Section 5 and for any payments under applicable severance arrangements, including any such payments to be made following the Distribution Date, and (ii) any of the payments referred to in (i) above deferred by any such ITT Employee pursuant to the ITT Deferred Compensation Plan. ITT Industries, ITT Destinations and ITT Hartford shall cause any such payments under the bonus plans to be recognized as compensation for purposes of their respective retirement plans without regard to the source of such payments, provided that all other terms and conditions of such retirement plans shall apply to the determination of whether such payments are recognized as compensation.

                 6. COLI. (i) Effective as of the Distribution Date, a portion of the COLI policy underwritten by Penn Insurance and Annuity Company covering ITT Destinations Salaried Employees shall be allocated to ITT Destinations.

                 (ii) Effective as of the Distribution Date, the COLI policy underwritten by Hartford Life Insurance Company covering certain ITT Employees and directors of ITT, ITT Destinations and ITT Hartford who are eligible for participation in the ITT Deferred Compensation Plan shall be allocated among the three companies based on the employment of each such ITT Employee or service of such director immediately following the Distribution Date.

                 7. STOCK OPTIONS AND OTHER AWARDS. (a) Effective as of the Distribution Date, outstanding stock options, stock appreciation rights and restricted stock awards ("ITT stock awards") under the ITT 1977 Stock Option Incentive Plan, the ITT 1986 Incentive Stock Plan, and the ITT 1994 Incentive Stock Plan, as each such plan may have been amended from time to time (the "ITT Stock Plans"), shall be treated as follows:

                 (i) ITT Industries Salaried Employees. ITT stock awards held by ITT Industries Salaried Employees shall be adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans.

                 (ii)     ITT Destinations Salaried Employees. ITT
         Destinations Salaried Employees holding ITT stock awards shall receive substitute stock awards in respect of ITT Destinations Common Stock pursuant to the terms of the ITT Destinations Stock Plan, to be adopted by ITT Destinations as of the Distribution Date, provided that such ITT Destinations Salaried Employees surrender their ITT stock awards for cancellation. Any such ITT stock awards not so surrendered and cancelled shall be adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans and as described in
         Section 7(a)(i).

                 (iii) ITT Hartford Employees. ITT Hartford Employees holding ITT stock awards shall receive substitute stock awards in respect of ITT Hartford Common Stock pursuant to the terms of the ITT Hartford Stock Plan, to be adopted by ITT Hartford as of the Distribution Date, provided that such ITT Hartford Employees surrender their ITT stock awards for cancellation. Any such ITT stock awards not so surrendered and cancelled shall be adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans and as described in
         Section 7(a)(i).

                 (iv) Other Persons. Prior to the Distribution Date, the Compensation and Personnel Committee of the Board of Directors of ITT shall be asked to waive any remaining restrictions on the exercisability and vesting of ITT stock awards held by other individuals, including retirees and former employees of ITT. The Compensation and Personnel Committee shall be asked to cause such waiver to occur beginning on October 1, 1995 (or such earlier date as it may determine). Any ITT stock awards held by such individuals that have not been exercised as of the Distribution Date shall be adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans and as described in Section 7(a)(i).

                 (b) Manner of Substitution. With respect to each cancelled ITT stock award, the number and exercise price of substitute stock awards granted under the ITT Destinations Stock Plan or the ITT Hartford Stock Plan with respect thereto, and the other terms and conditions of the substitute stock awards, shall be equitably determined to preserve the economic value of the cancelled ITT stock award.

                 8. FOREIGN BENEFIT PLANS. Certain current and former employees of ITT Industries, ITT Destinations and ITT Hartford participate in
(i) ITT Group pension plans and savings plans made available for ITT Group employees in Canada, the United Kingdom, Belgium and Ireland or (ii) expatriate pension plans. The plan actuary for each such plan shall be responsible for determining the appropriate amount of assets to be allocated to comparable plans to be established and adopted by the companies as required, in each case in accordance with applicable local law.

                 9. DIRECTOR PLANS. (a) Effective as of the Distribution Date, ITT Industries shall continue the ITT Deferred Compensation Plan, the ITT Directors Retirement Plan (which was suspended as of October 1, 1995), the group life insurance program of ITT and the ITT Group Accident Program. With respect to any non-employee director of ITT Industries immediately following the Distribution who is not also a director of ITT Destinations at such time and who has an accrued benefit under the suspended ITT Directors Retirement Plan, ITT Industries shall provide such accrued benefit in accordance with the terms of such plan, but only to the extent such accrued benefit is not duplicated under a plan maintained by ITT Destinations or ITT Hartford.

                 (b) Effective as of the Distribution Date, ITT Destinations shall adopt plans and programs for non-employee directors that are identical in all material respects to the ITT Deferred Compensation Plan, the ITT Directors Retirement Plan (which was suspended as of October 1, 1995), the group life insurance program of ITT and the ITT Group Accident Program. With respect to any non-employee director of ITT Destinations immediately following the Distribution who has an accrued benefit under the suspended ITT Directors Retirement Plan, ITT Destinations shall provide such accrued benefit in accordance with the terms of such plan, but only to the extent such accrued benefit is not duplicated under a plan maintained by ITT Industries or ITT Hartford.

                 (c) Effective as of the Distribution Date, ITT Hartford intends to adopt plans and programs for non-employee directors that are identical in all material respects to the group life insurance program of ITT and the ITT Group Accident Program. With respect to any non-employee director of ITT Hartford who has an accrued benefit under the suspended retirement plan covering ITT Hartford non-employee directors, ITT Hartford shall provide such accrued benefit in accordance with the terms of such plan, but only to the extent such accrued benefit is not duplicated under a plan maintained by ITT Industries or ITT Destinations.

                 10. BENEFIT PROGRAM PARTICIPATION. (a) Except as specifically provided herein, all ITT Destinations and ITT Hartford employees (including ITT Destinations Salaried Employees and ITT Hartford Employees) will cease participation in all ITT benefit plans and programs immediately prior to the Distribution Date. As soon as reasonably practicable, ITT Industries will provide an accounting of the 1995 claims experience for ITT Destinations employees and ITT Hartford Employees who participate in the ITT welfare benefit plans and programs and reasonably determine any reconciliation payment necessary.

                 (b) ITT Destinations shall cause to be recognized each ITT Destinations Salaried Employee's service with ITT for purposes of determining
(i) eligibility for vacation benefits, short-term disability and severance benefits and (ii) eligibility for vesting under all other employee benefit plans and policies of ITT Destinations applicable to such ITT Destinations Salaried Employees, to the extent such service was recognized by ITT for such purposes. ITT Hartford shall cause to be recognized each ITT Hartford Employee's service with ITT for purposes of determining (i) eligibility for vacation benefits, short-term disability and severance benefits and (ii) eligibility for vesting under all other employee benefit plans and policies of ITT Hartford applicable to such ITT Hartford Employees, to the extent such service was recognized by ITT for such purposes.

                 (c) Nothing in this Agreement shall be construed or interpreted to restrict ITT Industries', ITT Destinations' or ITT Hartford's right or authority to amend or terminate any of its employee benefit plans, policies or programs effective as of a date following the Distribution Date, except as explicitly stated in Section 4(b) hereof.

                 11. ALLOCATION OF BALANCE SHEET ACCOUNTS. Effective as of the Distribution Date, certain balance sheet accounts attributable to employee benefit plans for which responsibility is being transferred from ITT to ITT Destinations and/or ITT Hartford shall be allocated to the balance sheets of ITT Destinations or ITT Hartford, as appropriate, on the following basis:

                 (a) All accruals on the balance sheets of ITT Destinations (including accruals on the balance sheet of ITT Sheraton) and ITT Hartford which relate to benefit plans sponsored by the respective companies shall be unaffected by the provisions of this Section 11.

                 (b)(i) With respect to the unfunded pension plan liabilities assumed by ITT Destinations (excluding all liabilities assumed pursuant to a waiver described in Section 3 of this Agreement), the then current balance sheet accrual shall be transferred.

                 (ii) With respect to the unfunded pension plan liabilities assumed by ITT Destinations pursuant to a waiver described in Section 3 of this Agreement, the then current balance sheet accrual for the ITT Excess Pension Plan shall be allocated between ITT Industries and ITT Destinations in proportion to the Accumulated Benefit Obligation (as that term is defined in Statement of Financial Accounting Standard No. 87) assumed by such companies.

                 (c) With regard to the ITT Directors Retirement Plan, there shall be allocated to the responsible party, determined in accordance with
Section 9 of this Agreement, the present value of the accrued pension benefit as of the Distribution Date for those eligible directors for whom the liability is being assumed by either ITT Destinations or ITT Hartford using the discount rate last adopted by ITT for purposes of Statement of Financial Accounting Standard No. 87.

                 (d) With respect to the liabilities being assumed by ITT Destinations and ITT Hartford in connection with the provisions of Section 4(b) of this Agreement, ITT shall allocate to the respective parties the "Accumulated Postretirement Benefit Obligation" (as that term is defined in Statement of Financial Accounting Standard No. 106), using the assumptions in effect as of the Distribution Date, for ITT Employees who, immediately after the Distribution, are employed by ITT Destinations or ITT Hartford.

                 (e) In connection with the book reserves maintained by ITT with respect to the liabilities for Other Postemployment Benefits, as that term is described in Statement of Financial Accounting Standard No. 112, ITT shall allocate to ITT Destinations and ITT Hartford, respectively, the amounts previously provided by operations which, after the Distribution Date, shall be part of ITT Destinations and ITT Hartford, adjusted to reflect the gain recognized by ITT in connection with the 1993 changes to Medicare.

                 (f) With regard to the liabilities recorded by ITT with respect to the ITT Excess Savings Plan that will, in accordance with Section 3(b), be assumed by ITT Destinations and ITT Hartford, respectively, ITT shall allocate to the respective new employing entity an amount equal to the sum of the plan balances for such affected employees.

                 (g) With respect to the liabilities accrued by ITT in connection with the ITT Excess Long-Term Disability Plan, ITT shall allocate to ITT Destinations a share of such book reserves based on the proportion of the exposure assumed by ITT Destinations to the total exposure under the plan as determined by Metropolitan Life Insurance Company.

                 (h) In connection with the assumption by ITT Destinations of a portion of the responsibility for the ITT Third Country National Pension Plan, with an appropriate transfer of assets, as provided in Section 8 of this Agreement, ITT shall allocate to ITT Destinations a portion of the prepaid pension expense in the same proportion that the assets transferred relate to the total assets of the plan.

                 (i) For each category of balance sheet account enumerated in this Section 11, there has been recorded a corresponding deferred tax debit or credit, as the case may be, which shall also be allocated to the respective companies based on the amount allocated for the stated reason above.

                 (j) To the extent that a balance sheet account requiring allocation among the companies exists that is not specifically included in this
Section 11, ITT shall make the allocation on a reasonable basis, subject to the agreement of the party in whose favor the allocation is being made.

                 12.      ACCESS TO INFORMATION AND DATA EXCHANGE. (a)
Provision of Corporate Records. (i) Unless otherwise specified in the procedures set forth in Schedule 12(c)(ii) hereto, after the Distribution Date, upon the prior written request by ITT Destinations or ITT Hartford for specific and identified agreements, documents, books, records or files including, without limitation, computer files, microfiche, tape recordings and photographs (collectively, "Records"), relating to or affecting ITT Destinations or ITT Hartford, as applicable, ITT Industries shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a reasonable need for such originals) in the possession of ITT Industries or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.

                 (ii) Unless otherwise specified in the procedures set forth in Schedule 12(c)(ii) hereto, after the Distribution Date, upon the prior written request by ITT Industries or ITT Hartford for specific and identified Records relating to or affecting ITT Industries or ITT

Hartford, as applicable, ITT Destinations shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a need for such originals) in the possession of ITT Destinations or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.

                 (iii) Unless otherwise specified in the procedures set forth in Schedule 12(c)(ii) hereto, after the Distribution Date, upon the prior written request by ITT Industries or ITT Destinations for specific and identified Records relating to or affecting ITT Industries or ITT Destinations, as applicable, ITT Hartford shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a need for such originals) in the possession of ITT Hartford or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.

                 (b) Access to Information. (i) Unless otherwise specified in the procedures set forth in Schedule 12(c)(ii) hereto, from and after the Distribution Date, each of ITT Industries, ITT Destinations and ITT Hartford shall afford to the other and its authorized accountants, counsel and other designated representatives reasonable access during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, books and Records of such party and its Subsidiaries insofar as such access is reasonably required by the other party.

                 (ii) Without limiting the generality of the foregoing clause (i), except as otherwise provided by law, each party hereto shall furnish, or shall cause to be furnished to the other parties, a list of all benefit plan participants and employee data or information in its possession which is necessary for such other parties to maintain and implement any benefit plan or arrangement covered by this Agreement, or to comply with the provisions of this Agreement, and which is not otherwise readily available to such other party.

                 (c) Reimbursement; Other Matters. (i) Except to the extent otherwise contemplated by the Distribution

Agreement or any Ancillary Agreement or Schedule 12(c)(ii) hereto, a party providing Records or access to information to the other party under this Section 12 shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such Records or access to information.

                 (ii) The parties hereto shall comply with those document retention policies, cost sharing arrangements, expense reimbursement procedures and request procedures as shall be set forth in Schedule 12(c)(ii) hereto or established and agreed to in writing by their respective authorized officers on or prior to the Distribution Date in respect of Records and related matters.

                 (d) Confidentiality. Each of (i) ITT Industries and its Subsidiaries, (ii) ITT Destinations and its Subsidiaries and (iii) ITT Hartford and its Subsidiaries shall not use or permit the use of (without the prior written consent of the other) and shall hold, and shall cause its consultants and advisors to hold, in strict confidence, all information concerning the other parties in its possession, its custody or under its control (except to the extent that (A) such information has been in the public domain through no fault of such party or (B) such information has been later lawfully acquired from other sources by such party or (C) the Distribution Agreement, this Agreement or any other Ancillary Agreement or any other agreement entered into pursuant hereto permits the use or disclosure of such information) to the extent such information (x) relates to the period up to the Effective Time, (y) relates to the Distribution Agreement or any Ancillary Agreement or (z) is obtained in the course of performing services for the other party pursuant to the Distribution Agreement or any Ancillary Agreement, and each party shall not (without the prior written consent of the other) otherwise release or disclose such information to any other person, except such party's auditors and attorneys, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by law and such party has used commercially reasonable efforts to consult with the other affected party or parties prior to such disclosure. To the extent that a party hereto is compelled by judicial or administrative process to disclose such information under circumstances in which any evidentiary privilege would be available, such party agrees to assert such privilege in good faith prior to making such disclosure. Each of the parties hereto agrees to consult with each relevant other party in connection with any such judicial or administrative process, including, without limitation, in determining whether any privilege is available, and further agrees to allow each such relevant party and its counsel to participate in any hearing or other proceeding (including, without limitation, any appeal of an initial order to disclose) in respect of such disclosure and assertion of privilege. Notwithstanding anything to the contrary contained herein, each party shall be entitled to use information disclosed pursuant to this Agreement to the extent reasonably necessary for the administration of its employee benefit plans in accordance with applicable law.

                 13. NOTICES; COOPERATION. Notwithstanding anything in this Agreement to the contrary, all actions contemplated herein with respect to benefit plans which are to be consummated pursuant to this Agreement shall be subject to such notices to, and/or approvals by, the Internal Revenue Service (or other governmental agency or entity) as are required or deemed appropriate by such benefit plan's sponsor. Each of ITT Industries, ITT Destinations and ITT Hartford agrees to use its commercially reasonable efforts to cause all such notices and/or approvals to be filed or obtained, as the case may be. Each party hereto shall reasonably cooperate with the other parties with respect to any government filings, employee notices or any other actions reasonably necessary to maintain and implement the employee benefit arrangements covered by this Agreement.

                 14. FURTHER ASSURANCES. From time to time, as and when reasonably requested by any other party hereto, each party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to effect the purposes of this Agreement and the transactions contemplated hereunder.

                 15. INDEMNIFICATION. (a) Indemnification by ITT Industries. Except as otherwise specifically set forth in this Agreement or the Distribution Agreement, ITT Industries shall indemnify, defend and hold harmless the ITT Destinations Indemnitees and the ITT Hartford Indemnitees from and against any and all Indemnifiable Losses of the ITT Destinations Indemnitees and the ITT Hartford Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any employee benefit plan, policy, program or arrangement established or adopted by ITT Industries effective on or after the Distribution Date, (ii) any liability assumed or retained by ITT Industries pursuant to the terms and conditions set forth in this Agreement or (iii) the breach by ITT Industries of any provision of this Agreement.

                 (b) Indemnification by ITT Destinations. Except as otherwise specifically set forth in this Agreement or the Distribution Agreement, ITT Destinations shall indemnify, defend and hold harmless the ITT Industries Indemnitees and the ITT Hartford Indemnitees from and against any and all Indemnifiable Losses of the ITT Industries Indemnitees and the ITT Hartford Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any employee benefit plan, policy, program or arrangement established or adopted by ITT Destinations effective on or after the Distribution Date, (ii) any liability assumed or retained by ITT Destinations pursuant to the terms and conditions set forth in this Agreement or (iii) the breach by ITT Destinations of any provision of this Agreement.

                 (c) Indemnification by ITT Hartford. Except as otherwise specifically set forth in this Agreement or the Distribution Agreement, ITT Hartford shall indemnify, defend and hold harmless the ITT Industries Indemnitees and the ITT Destinations Indemnitees from and against any and all Indemnifiable Losses of the ITT Industries Indemnitees and the ITT Destinations Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any employee benefit plan, policy, program or arrangement established or adopted by ITT Hartford effective on or after the Distribution Date, (ii) any liability assumed or retained by ITT Hartford pursuant to the terms and conditions set forth in this Agreement and (iii) the breach by ITT Hartford of any provision of this Agreement.

                 (d) Limitations on Indemnification Obligations. (i) The amount that any party (an "Indemnifying Party") is or may be required to pay to any other person (an "Indemnitee") pursuant to paragraphs (a), (b) or (c) of this Section 15, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee in respect of the related Indemnifiable Loss. If an Indemnitee shall have received the payment required by this Agreement from an Indemnifying Party in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss.

                 (ii) An Indemnifying Party shall not be required to indemnify or pay an Indemnitee pursuant to paragraphs (a), (b) or (c) of this
Section 15, as applicable, for any Indemnifiable Losses relating to or associated with any employee benefit plan, policy, program or arrangement of the Indemnifying Party arising out of, by reason of or otherwise in connection with any act or failure to act on the part of such Indemnitee (including for this purpose any subsidiaries, businesses or operations which become associated with the Indemnitee by virtue of or in connection with the Distribution) with respect to or in connection with such employee benefit plan, policy, program or arrangement, including, without limitation, any such act or failure to act in connection with the administration by the Indemnitee of such employee benefit plan, policy, program or arrangement.

                 (e)      Procedures for Indemnification (Third Party
Claims). If a claim or demand is made against an Indemnitee by any person who is not a party to this Agreement (a "Third Party Claim") as to which such Indemnitee is entitled to indemnification pursuant to this Agreement, such Indemnitee shall notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim promptly (and in any event within 15 business days) after receipt by such Indemnitee of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice). Thereafter, the Indemnitee shall deliver to the Indemnifying Party, promptly (and in any event within 15 business days) after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

                 If a Third Party Claim is made against an Indemnitee, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges in writing its obligation to indemnify the Indemnitee therefor, to assume the defense thereof with counsel selected by the Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnitee. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof. If the Indemnifying Party assumes such defense, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense thereof (other than during the period prior to the time the Indemnitee shall have given notice of the Third Party Claim as provided above). If the Indemnifying Party so elects to assume the defense of any Third Party Claim, all of the Indemnitees shall cooperate with the Indemnifying Party in the defense or prosecution thereof.

                 If the Indemnifying Party acknowledges in writing liability for a Third Party Claim, then in no event will the Indemnitee admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the Indemnifying Party's prior written consent; provided, however, that the Indemnitee shall have the right to settle, compromise or discharge such Third Party Claim without the consent of the Indemnifying Party if the Indemnitee releases the Indemnifying Party from its indemnification obligation hereunder with respect to such Third Party Claim and such settlement, compromise or discharge would not otherwise significantly adversely affect the Indemnifying Party. If the Indemnifying Party acknowledges in writing liability for a Third Party Claim, the Indemnitee will agree to any settlement, compromise or discharge of a Third Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim and releases the Indemnitee completely in connection with such Third Party Claim and that would not otherwise adversely affect the Indemnitee; provided, however, that the

Indemnitee may refuse to agree to any such settlement, compromise or discharge if the Indemnitee agrees that the Indemnifying Party's indemnification obligation with respect to such Third Party Claim shall not exceed the amount that would be required to be paid by or on behalf of the Indemnifying Party in connection with such settlement, compromise or discharge.

                 Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the fees and expenses of counsel incurred by the Indemnitee in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnitee which the Indemnitee reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

                 Indemnification required by this Section 15 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred.

                 All claims under Section 15 that are Third Party Claims shall be governed by this Section 15(e).

                 (f) Other Adjustments. (i) The amount of any Indemnifiable Loss shall be (x) increased to take into account any net Tax cost actually incurred by the Indemnitee arising from any payments received from the Indemnifying Party (grossed up for such increase) and (y) reduced to take account of any net Tax benefit actually realized by the Indemnitee arising from the incurrence or payment of any such Indemnifiable Loss. In computing the amount of any such Tax cost or Tax benefit, the Indemnitee shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any payment with respect to an Indemnifiable Loss or the incurrence or payment of any Indemnifiable Loss.

                 (ii)     In addition to any adjustments required pursuant to
Section 15(d) hereof or clause (i) of this

Section 15(f), if the amount of any Indemnifiable Loss shall, at any time subsequent to the payment required by this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss.

                 (g) Survival of Indemnities. The obligations of ITT Industries, ITT Destinations and ITT Hartford under this Section 15 shall survive the sale or other transfer by any of them of any assets or businesses or the assignment by any of them of any Liabilities, with respect to any Indemnifiable Loss of the other related to such assets, businesses or Liabilities.

                 16. DISPUTE RESOLUTION. In the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution (collectively, "Agreement Disputes"), the general counsels of the relevant parties shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute.

                 If after such reasonable period such general counsels are unable to settle such Agreement Dispute (and in any event after 60 days have elapsed from the time the relevant parties began such negotiations), such Agreement Dispute shall be determined, at the request of any relevant party, by arbitration conducted in New York City, before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association (the "Rules"), and any judgment or award rendered by the arbitrator shall be final, binding and nonappealable (except upon grounds specified in 9 U.S.C. Section 10(a) as in effect on the date hereof), and judgment may be entered by any state or Federal court having jurisdiction thereof in accordance with Section 17(q) hereof. Unless the arbitrator otherwise determines, the pre-trial discovery of the then-existing Federal Rules of Civil Procedure and the then-existing Rules 46 and 47 of the Civil Rules for the United States District Court for the Southern District of New York shall apply to any arbitration hereunder. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate, or as to the interpretation of enforceability of this
Section 15 shall be determined by the arbitrator. The arbitrator shall be a retired or former judge of any United States District Court or Court of Appeals or such other qualified person as the relevant parties may agree to designate, provided such individual has had substantial professional experience with regard to settling sophisticated commercial disputes. The parties intend that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The designation of a situs or a governing law for this Agreement or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act, if it would be applicable. In his award the arbitrator shall allocate, in his discretion, among the parties to the arbitration all costs of the arbitration, including, without limitation, the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the parties. The undersigned agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to the entry of a judgment in any jurisdiction upon any award rendered in such proceedings becoming final under the Rules. The arbitrator shall be entitled, if appropriate, to award any remedy in such proceedings, including, without limitation, monetary damages, specific performance and all other forms of legal and equitable relief; provided, however, the arbitrator shall not be entitled to award punitive damages.

                 17.      MISCELLANEOUS. (a) Complete Agreement;
Construction. This Agreement, including the Schedule, shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. The Schedule shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                 (b) Ancillary Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters explicitly and expressly covered by the Distribution Agreement or the Ancillary Agreements.

                 (c) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                 (d) Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

                 (e) Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                 To ITT Corporation (ITT Industries, Inc.
                    after the Distribution):

                 4 West Red Oak Lane
                 White Plains, NY 10604

                 Attn:  General Counsel

                 To ITT Destinations, Inc. (ITT Corporation
                    after the Distribution):

                 1330 Avenue of the Americas
                 New York, NY 10019

                 Attn:  Executive Vice President and
                        General Counsel

                 To ITT Hartford Group, Inc.:

                 Hartford Plaza
                 Hartford, CT 06115

                 Attn:  General Counsel

                 (f) Waivers. The failure of either party to require strict performance by the other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision thereof.

                 (g) Amendments. Subject to the terms of Section 17(j), this Agreement may not be modified or amended except by an agreement in writing signed by the parties.

                 (h) Assignment. This Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other parties to this Agreement. Otherwise this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the others, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

                 (i) Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and permitted assigns.

                 (j) Termination. This Agreement (including, without limitation, Section 3(c) and Section 15 hereof) may be terminated, amended, modified or abandoned at any time prior to the Distribution by and in the sole discretion of ITT without the approval of ITT Destinations or ITT Hartford or the shareholders of ITT. In the event of such termination, no party shall have any liability of any kind to any other party or any other person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the parties; provided, however, that Section 3(c) and
Section 15 shall not be terminated or amended after the Distribution in respect of the third party beneficiaries thereto without the consent of such persons.

                 (k) Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

                 (l)      Third Party Beneficiaries. Except as provided in
Section 3(c) hereof relating to excess pension plan guarantees and excess savings plan guarantees and in Section 15 hereof relating to Indemnitees, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                 (m) Attorney Fees. Except as contemplated by the third to the last sentence of Section 16 hereof, a party in breach of this Agreement shall, on demand, indemnify and hold harmless the other parties hereto for and against all out-of-pocket expenses, including, without limitation, legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such party may be entitled hereunder or otherwise.

                 (n) Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                 (o) Specific Performance. Each of the parties hereto acknowledges that there is no adequate remedy at law for failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that their agreements contained herein may be specifically enforced without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

                 (p)      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED IN THAT STATE.

                 (q) Consent to Jurisdiction. Without limiting the provisions of Section 16 hereof, each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern

District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 17(q). Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated herein in (i) the Supreme Court of the State of New York, New York County, or
(ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient form.

                 (r) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 (s) Effectiveness. This Agreement shall be effective as of the Distribution Date, subject to the consummation of the Distribution.

                 (t) Definitions. Capitalized terms used herein shall have the respective meanings specified in the Appendix attached hereto unless otherwise herein defined or the context hereof shall otherwise require.

                 IN WITNESS WHEREOF, the parties have duly executed and entered into this Agreement, as of the date first above written.

                                           ITT Corporation,

                                           By:______________________

                                           Name:____________________
                                           Title:___________________

                                           ITT Destinations, Inc.,

                                           By:______________________

                                           Name:____________________
                                           Title:___________________

                                           ITT Hartford Group, Inc.,

                                           By:______________________

                                           Name:____________________
                                           Title:___________________

                                    Appendix

                 As used in the Agreement, the following terms have the following meanings:

                 "Action" means any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

                 "Affiliate" means, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

                 "Agreement Disputes" has the meaning set forth in Section 16 of this Agreement.

                 "Ancillary Agreements" means all of the written agreements, instruments, understandings, assignments or other written arrangements (other than this Agreement and the Distribution Agreement) entered into in connection with the transactions contemplated hereby, including, without limitation, the Conveyancing and Assumption Instruments, the Tax Allocation Agreement and the Intellectual Property Agreements.

                 "CWI" means Caesars World, Inc.

                 "Change in Control" means the occurrence of any of the following events with respect to the relevant corporation: (i) a report on
Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any successor provision disclosing that any person (within the meaning of Section 13(d) of the Exchange Act), other than the relevant corporation or a subsidiary thereof, or any employee benefit plan maintained by the relevant corporation or a subsidiary thereof, is the beneficial owner directly or indirectly of 20% or more of the outstanding common stock of the relevant corporation; (ii) any person (within the meaning of Section 13(d) of the Exchange Act), other than the relevant corporation or a subsidiary thereof, or any employee benefit plan maintained by the relevant corporation or a subsidiary thereof, shall purchase shares pursuant to a tender offer or exchange offer to acquire any of the common stock of such relevant corporation (or securities convertible into such common stock) for cash, securities or any other consideration, provided that after the consummation of the offer, the person in question is the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly of 15% or more of the outstanding common stock of the relevant corporation (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock); (iii) the shareholders of the relevant corporation shall approve (A) any consolidation or merger of the relevant corporation in which such corporation is not the continuing or surviving corporation or pursuant to which shares of the common stock of the relevant corporation would be converted into cash, securities or other property, other than a merger of the relevant corporation in which holders of the common stock thereof immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the relevant corporation; or (iv) there shall have been a change in majority of the members of the board of directors of the relevant corporation within a 12-month period unless the election or nomination for election by the shareholders of the relevant corporation of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such 12-month period.

                 "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder, including any successor legislation.

                 "Conveyancing and Assumption Instruments" means, collectively, the various agreements, instruments and other documents to be entered into to effect the transfer of assets and the assumption of Liabilities in the manner contemplated by the Distribution Agreement, this Agreement and the Ancillary Agreements.

                 "Distribution" means the distribution on the Distribution Date to holders of record of shares of ITT Common Stock as of the Distribution Record Date of (i) the ITT Destinations Common Stock owned by ITT on the basis of one share of ITT Destinations Common Stock for each outstanding share of ITT Common Stock and (ii) the ITT Hartford Common Stock owned by ITT on the basis of one share of ITT Hartford Common Stock for each outstanding share of ITT Common Stock.

                 "Distribution Agreement" means the Distribution
Agreement dated as of November 1, 1995, among ITT, ITT Destinations and ITT Hartford.

                 "Distribution Date" means such date as may hereafter be determined by ITT's Board of Directors as the date as of which the Distribution shall be effected.

                 "Distribution Record Date" means such date as may hereafter be determined by ITT's Board of Directors as the record date for the Distribution.

                 "Effective Time" means 11:59 p.m., New York time, on the Distribution Date.

                 "Indemnifiable Losses" means any and all losses, liabilities, claims, damages, demands, costs or expenses (including, without limitation, reasonable attorneys' fees and any and all out-of-pocket expenses) whatsoever reasonably incurred in investigating, preparing for or defending against any Actions or potential Actions.

                 "Indemnifying Party" has the meaning set forth in Section
15(d).

                 "Indemnitee" has the meaning set forth in Section 15(d).

                 "Insurance Proceeds" means those monies (i) received by an insured from an insurance carrier or (ii) paid by an insurance carrier on behalf of the insured, in either case net of any applicable premium adjustment, retroactively-rated premium, deductible, retention, cost of reserve paid or held by or for the benefit of such insured.

                 "Intellectual Property Agreements" means the various intellectual property and licensing agreements entered into in connection with the Distribution.

                 "ITT" means ITT Corporation, a Delaware corporation and its predecessor Maryland corporation, together with its Subsidiaries, to be renamed "ITT

Industries, Inc." and reincorporated under Indiana law in connection with the Distribution.

                 "ITT Bonus Plan" means the ITT Annual Incentive Bonus Plan maintained by ITT.

                 "ITT Common Stock" has the meaning set forth in the preamble to this Agreement.

                 "ITT Deferred Compensation Plan" means (i) the 1995 ITT Deferred Compensation Plan or (ii) the 1995 ITT Industries Deferred Compensation Plan, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Destinations" means ITT Destinations, Inc., a
Nevada corporation, together with its Subsidiaries, to be renamed "ITT Corporation" in connection with the Distribution, and referred to in the Proxy Statement as "New ITT".

                 "ITT Destinations Common Stock" has the meaning set forth in the preamble to this Agreement.

                 "ITT Destinations Excess Pension Plan" means the excess pension plan to be adopted by ITT Destinations effective as of the Distribution Date, to be known after the Distribution as the "ITT Excess Pension Plan" and referred to in the Proxy Statement as the "New ITT Excess Plan".

                 "ITT Destinations Excess Pension Plan Trust" means the excess pension plan trust to be adopted by ITT Destinations effective as of the Distribution Date.

                 "ITT Destinations Excess Savings Plan" means the excess investment and savings plan to be adopted by ITT Destinations effective as of the Distribution Date, to be known after the Distribution as the "ITT Excess Savings Plan" and referred to in the Proxy Statement as the "New ITT Excess Savings Plan".

                 "ITT Destinations Indemnitees" means ITT Destinations, each Affiliate of ITT Destinations, each of their respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                 "ITT Destinations Salaried Employees" means persons who, immediately after the Distribution, are employed on a salaried basis by ITT Destinations, including such persons absent from work at ITT Destinations by reason of layoff, leave of absence or disability.

                 "ITT Destinations Salaried Retirement Plan" means the
Sheraton Salaried Retirement Plan, as adopted by ITT Destinations effective as of the Distribution Date, to be known as the "ITT Salaried Retirement Plan" and referred to in the Proxy Statement as the "New ITT Salaried Retirement Plan".

                 "ITT Destinations Savings Plan" means the defined contribution investment and savings plan to be adopted by ITT Destinations effective as of the Distribution Date, to be known after the Distribution as the "ITT Investment and Savings Plan" and referred to in the Proxy Statement as the "New ITT Savings Plan".

                 "ITT Destinations Stock Plan" means the ITT 1995
Incentive Stock Plan to be adopted by ITT Destinations effective as of the Distribution.

                 "ITT Directors Retirement Plan" means (i) the
Retirement Plan for Non-Management Directors of ITT Corporation or (ii) the ITT Industries Directors Retirement Plan, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Employees" means (i) persons employed in the United States on a salaried basis by the ITT Group immediately prior to the Distribution, except those persons who are employed by CWI and MSG as of such time; (ii) persons employed in the United States by ITT Hartford immediately prior to the Distribution; (iii) persons employed on an hourly basis by the ITT Group immediately prior to the Distribution who have accrued benefits under the ITT Salaried Retirement Plan, the Sheraton Salaried Retirement Plan or the ITT Hartford Retirement Plan and (iv) persons included in clauses (i), (ii) and
(iii) above who are absent from work immediately prior to the Distribution by reason of layoff, leave of absence or disability.

                 "ITT Excess Long-Term Disability Plan" means (i) the
ITT Excess Long-Term Disability Plan or (ii) the excess long-term disability plan maintained by ITT Industries, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Excess Pension Plan" means (i) the ITT Excess Plan or (ii) the excess pension plan maintained by ITT Industries, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Excess Pension Plan Trust" means (i) the excess pension plan trust maintained by ITT or (ii) the excess pension plan trust maintained by ITT Industries, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Excess Savings Plan" means (i) the ITT Excess
Savings Plan or (ii) the excess savings plan maintained by ITT Industries, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Group" means ITT and its affiliates prior to the Distribution.

                 "ITT Group Accident Program" means (i) the ITT Group Accident Program for Officers and Directors or (ii) the ITT Industries Group Accident Program for Officers and Directors, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Hartford" has the meaning set forth in the preamble to this Agreement.

                 "ITT Hartford Common Stock" has the meaning set forth in the preamble to this Agreement.

                 "ITT Hartford Employees" means persons who, immediately after the Distribution, are employed by ITT Hartford or absent from work by reason of layoff, leave of absence or disability.

                 "ITT Hartford Excess Pension Plan" means the excess pension plan maintained by ITT Hartford.

                 "ITT Hartford Excess Pension Plan Trust" means the excess pension plan trust maintained by ITT Hartford.

                 "ITT Hartford Excess Savings Plan" has the meaning set forth in Section 3(b) of this Agreement.

                 "ITT Hartford Indemnitees" means ITT Hartford, each Affiliate of ITT Hartford, each of their respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                 "ITT Hartford Retirement Plan" means the Hartford Fire Insurance Company Retirement Plan.

                 "ITT Hartford Savings Plan" means the defined contribution investment and savings plan to be adopted by ITT Hartford effective as of the Distribution Date.

                 "ITT Hartford Stock Plan" means the ITT Hartford 1995 Incentive Stock Plan to be adopted by ITT Hartford effective as of the Distribution.

                 "ITT Industries" means (i) ITT Industries, Inc., an Indiana corporation and the legal successor to ITT, together with its Subsidiaries, or
(ii) ITT, together with its Subsidiaries, after giving effect to the Distribution or as if such transaction had occurred, in each case as the context requires.

                 "ITT Industries Indemnitees" means ITT Industries, each Affiliate of ITT Industries, each of their respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                 "ITT Industries Salaried Employees" means persons who, immediately after the Distribution, are employed on a salaried basis by ITT Industries, including such persons absent from work at ITT Industries by reason of layoff, leave of absence or disability.

                 "ITT Long-Term Disability Plan" means (i) the ITT
Long-Term Disability Plan or (ii) the long-term disability plan maintained by ITT Industries, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Long-Term Performance Plan" means the ITT
Long-Term Performance Plan maintained by ITT.

                 "ITT Salaried Retirement Plan" means (i) the Retirement
Plan for Salaried Employees of ITT Corporation or (ii) the ITT Industries Salaried Retirement Plan, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Savings Plan" means (i) the ITT Investment and
Savings Plan for Salaried Employees or (ii) the ITT Industries Investment and Savings Plan, after giving effect to the Distribution, in each case as the context requires.

                 "ITT Sheraton" means ITT Sheraton Corporation.

                 "ITT Stock Awards" has the meaning set forth in Section 7 of this Agreement.

                 "ITT Stock Plans" has the meaning set forth in Section 7 of this Agreement.

                 "Liabilities" means any and all debts, liabilities and obligations, absolute and contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any court, any governmental or other regulatory or administrative agency or commission or any award of any arbitration tribunal, and those arising under any contract, guarantee, commitment or undertaking.

                 "MSG" means Madison Square Garden, L.P.

                 "person" means any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                 "Proxy Statement" means the proxy statement sent to the holders of shares of ITT Common Stock in connection with the Distribution, including any amendment or supplement thereto.

                 "Records" has the meaning set forth in Section 12 of this Agreement.

                 "Rules" has the meaning set forth in Section 16 of this Agreement.

                 "Sheraton Excess Pension Plan" means the excess pension plan maintained by ITT Sheraton prior to the Distribution.

                 "Sheraton Salaried Retirement Plan" means the Sheraton Corporation Retirement Plan for Salaried Employees.

                 "Subsidiary" means any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or
(ii) is a general partner or an entity performing similar functions (e.g., a trustee). For purposes of this Agreement, MSG and ITT-Dow Jones Television and their respective Subsidiaries are Subsidiaries of ITT Destinations.

                 "Tax" means all Federal, state, local and foreign taxes and assessments, including all interest, penalties and additions imposed with respect to such amounts.

                 "Tax Allocation Agreement" means the Tax Allocation Agreement dated as of November 1, 1995, among ITT, ITT Destinations and ITT Hartford.

                 "Third Party Claim" has the meaning set forth in Section 15(e) of this Agreement.